Exhibit 10.7

                                   AGREEMENT

     Agreement dated as of October 23, 1996, by and among Esquire Communications Ltd. (the "Company"), Golder, Thoma, Cressy, Rauner Fund IV, L.P. ("GTCR") and the persons or entities listed on Schedule A attached hereto (GTCR and such persons or entities are collectively referred to herein as the "Stockholders").

                             W I T N E S S E T H :

     WHEREAS, the Stockholders have been granted registration rights by the Company to register shares of Common Stock of the Company which now may be owned by them or which may be acquired by them in the future (the "Registrable Securities") on registration statements to be filed by the Company or by other holders of registration rights; and

     WHEREAS, the Stockholders propose to provide for an orderly fashion pursuant to which their Registrable Securities may be included in any registration statement;

     NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, the parties hereto agree as follow:

     1. If a Stockholder requests registration of its Registrable Securities pursuant to demand registration rights granted to it and if the managing underwriters advise the Company in writing (with a copy to each Stockholder requesting registration of its Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then the Company will include in such registration, (i) first, the number of Registrable Securities requested to be included by the Stockholders which in the opinion of such underwriters can be sold without adverse effect, pro rata among the holders of Registrable Securities on the basis of the total number of Registrable Securities owned by each such Stockholder, (ii) second, any securities the Company is required to include pursuant to registration rights granted by the Company prior to the date hereof, and (iv) next, if available, securities held by any other holders of registration rights pro rata among such holders based on the number of securities requested to be included.

     2. If at any time the Stockholders are entitled to include Registrable Securities owned by them in any primary registration on behalf of the Company and if the managing underwriters advise the Company in writing (with a copy to each Stockholder requesting registration of its Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then the Company will include in such registration, (i) First, the securities the Company proposes to sell, (ii) second, any securities the Company is required to include pursuant to the Purchase Options, (iii) third, any securities held by persons other than the Stockholders which the Company is required to include pursuant to registration rights granted by the Company prior to the date hereof, (iv) fourth Registrable Securities held by the Stockholders, pro rata among the holders of Registrable Securities on the basis of the total number of Registrable Securities owned by each such Stockholder and (v) next, if available, securities held by any other holders of registration rights pro rata among such holders based on the number of securities requested to be included.

     3. If at any time the Stockholders are entitled to include Registrable Securities owned by them in any registration statement other than pursuant to
Section 1 or 2 hereof and if the managing underwriters advise the Company in writing (with a copy to each Stockholder requesting registration of its Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then the Company will include in such registration, (i) first, the securities requested to be included therein by the holders requesting such registration,
(ii) second, any securities the Company is required to include pursuant to the Purchase Options, (iii) third, any securities held by persons other than the Stockholders which the Company is required to include pursuant to registration rights granted by the Company prior to the date hereof, (iv) fourth, Registrable Securities held by the Stockholders, pro rata among the holders of Registrable Securities on the basis of the total number of Registrable Securities owned by each such Stockholder and (v) next, if available, securities held by any other holders of registration rights pro rata among such holders based on the number of securities requested to be included.

     4. In the event the registration is in connection with a secondary offering on behalf of holders of Purchase Options dated May 18, 1993 to purchase an aggregate of 125,000 shares of Common Stock and 125,000 warrants issued in connection with the Company's initial public offering (the "Purchase Options"), then the prior written consent of the "Majority Holders of the Registrable Securities" (as defined in the Purchase Options) shall be required for inclusion of any Registrable Securities.

     5. This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                    ESQUIRE COMMUNICATIONS LTD.

                    By:______________________

                    GOLDER THOMA, CRESSY, RAUNER
                    FUND IV. L.P.

                    By:________________________

                       David J. Feldman

                    THE SARNOFF TRUST

                    By: ________________________
                        Cary A. Sarnoff, Trustee

                    By: ________________________
                        Michell A. Sarnoff, Trustee

                    ALLIED INVESTMENT CORPORATION

                    By:__________________________

                    ALLIED INVESTMENT CORPORATION II

                    By:____________________________

                    ALLIED CAPITAL CORPORATION

                    By:____________________________

                                   SCHEDULE A

Allied Investment Corporation
Allied Investment Corporatiion II
Allied Capital Corporation
David Feldman
The Sarnoff Trust